SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: April 28, 2003
               (Date of earliest event reported) April 25, 2003


                        AMERIVISION COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


           OKLAHOMA                      0-27683                73-1378798
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                        5900 Mosteller Drive, Suite 1800
                          Oklahoma City, Oklahoma 73112
               (Address of principal executive offices) (Zip Code)

                                 (405) 600-3500
              (Registrant's telephone number, including area code)



Information To Be Included in the Report

Item. 9.  Regulation F-D Disclosure.

     The Company's previously announced merger negotiations with PowerNet Global Communications, Inc. were terminated Friday, April 25, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERIVISION COMMUNICATIONS, INC.


                              By ROBERT COOK
                                 Robert Cook, President and Chief Executive
                                 Officer

April 28, 2003